UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 9, 2017

VITALITY BIOPHARMA, INC.

(Exact Name of Registrant as Specified in Its Charter)

Nevada	000-53832	75-3268988
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1901 Avenue of the Stars, 2nd Floor Los Angeles, CA 90067
(Address of principal executive offices)

(530) 231-7800
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01. Entry into a Material Definitive Agreement.

On March 9, 2017, Vitality Biopharma, Inc., a Nevada corporation (the “Company”) entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with certain accredited investors (the “Purchasers”), pursuant to which the Company issued to the Purchasers an aggregate of 1,500,000 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), at a price of US$1.00 per share, for the aggregate purchase price of US$1,500,000.00 (the “Purchase Price”), which closed on March 9, 2017. The Securities Purchase Agreement contains customary representations, warranties, covenants and conditions for agreements of this type. The Company is not required to file a registration statement covering these securities.

The foregoing description of the Securities Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Form of the Securities Purchase Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

SECTION 3 – SECURITIES AND TRADING MARKETS

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 3.02 in its entirety.

Pursuant to the Securities Purchase Agreement, the Company issued an aggregate of 1,500,000 unregistered shares of Common Stock to the Purchasers. The sale of Common Stock in accordance with the Securities Purchase Agreement was exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act’), pursuant to transactions by an issuer not involved in any public offering under Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D promulgated under the Securities Act (“Regulation D”). The Company made this determination based on the representations of the Purchasers that they are an “accredited investor” within the meaning of Rule 501 of Regulation D and have access to information about the Company and their investment.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed herewith:

10.1	Form of Securities Purchase Agreement, by and among the Company and the Purchasers identified therein, dated as of March 9, 2017.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VITALITY BIOPHARMA, INC..

Dated: March 13, 2017	By:	/s/ Robert Brooke
	Name:	Robert Brooke
	Title:	Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of Securities Purchase Agreement, by and among the Company and the Purchasers identified therein, dated as of March 9, 2017.

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